UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 3, 2014

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390
Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 3, 2014, Marcum LLP (“Marcum”) was appointed as the new independent registered public accounting firm for RiceBran Technologies (the “Company”). The decision to appoint Marcum was approved by the Audit Committee of the Company’s Board of Directors. Prior to engaging Marcum on October 3, 2014, the Company has not consulted Marcum regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Marcum regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of Marcum, on October 3, 2014, BDO USA, LLP (“BDO”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from BDO to Marcum was approved by the Audit Committee of the Company’s Board of Directors.

The report of BDO on the financial statements of the Company as of and for the years ended December 31, 2012 and December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle, other than expressing substantial doubt as to the Company’s ability to continue as a going concern.

During the Company’s years ended December 31, 2012 and 2013, and through October 3, 2014, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the Company’s years ended December 31, 2012 and 2013, and through October 3, 2014, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that BDO furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  Attached as Exhibit 16 hereto is a copy of BDO’s letter to the SEC, dated October 3, 2014.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16	Letter from BDO USA LLP to the Securities and Exchange Commission dated October 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: October 7, 2014	By:	/s/ J. Dale Belt
J. Dale Belt
Chief Financial Officer
(Duly Authorized Officer)